UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2018
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On August 16, 2018, SUPERVALU INC. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals set forth in the 2018 Proxy Statement. As of June 25, 2018, the record date for the Annual Meeting, there were 38,623,859 shares of the Company’s common stock outstanding and entitled to vote.

(1)	A proposal to elect nine directors to the Company’s Board of Directors to each serve a one-year term. Each director nominee was elected to the Board of Directors and received the following votes:

Director	For	Withhold	Broker Non-Votes
Donald R. Chappel	24,057,734	2,113,113	2,770,722
Irwin S. Cohen	23,164,671	3,006,176	2,770,722
Philip L. Francis	23,904,353	2,266,495	2,770,722
Mark Gross	25,861,243	309,604	2,770,722
Eric G. Johnson	25,841,311	329,536	2,770,722
Mathew M. Pendo	25,850,150	320,697	2,770,722
Francesca Ruiz de Luzuriaga	25,836,688	334,159	2,770,722
Frank A. Savage	24,043,914	2,126,933	2,770,722
Mary A. Winston	23,635,777	2,535,071	2,770,722

(2)
A proposal to adopt the Agreement and Plan of Merger, dated as of June 7, 2018, by and among SUPERVALU INC., SUPERVALU Enterprises, Inc. and SUPERVALU Merger Sub, Inc., in connection with the reorganization of our corporate structure into a holding company structure. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
27,372,219	188,944	349,324	1,031,082

(3)
A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 23, 2019. The proposal was approved and received the following votes:

For	Against	Abstain
26,386,308	2,403,893	151,367

(4)
A proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2018 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
20,269,329	7,176,920	464,238	1,031,082

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 17, 2018

SUPERVALU INC.

By: /s/ Stuart D. McFarland

Stuart D. McFarland
Senior Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)